UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge

Irving, Texas 75038

(Address of principal executive offices and zip code)

(972) 444-9001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Pioneer Natural Resources Company (“Pioneer”) with the Securities and Exchange Commission (the “SEC”) on October 20, 2020, Pioneer entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Pioneer, Parsley Energy, Inc., a Delaware corporation (“Parsley”), Pearl First Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pioneer (“Merger Sub Inc.”), Pearl Second Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pioneer (“Merger Sub LLC”), Pearl Opco Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pioneer (“Opco Merger Sub LLC”), and Parsley Energy, LLC, a Delaware limited liability company (“Opco LLC”), which provided for, among other things, (i) the merger of Merger Sub Inc. with and into Parsley, with Parsley continuing as the surviving entity (the “Surviving Corporation”) (such merger, the “First Company Merger”), (ii) simultaneously with the First Company Merger, the merger of Opco Merger Sub LLC with and into Opco LLC, with Opco LLC continuing as the surviving entity (such merger, the “Opco Merger”), and (iii) immediately following the First Company Merger and the Opco Merger, the merger of the Surviving Corporation with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity (such merger, together with the First Company Merger and the Opco Merger, the “Mergers”). As previously disclosed in the Current Report on Form 8-K filed by Pioneer with the SEC on January 12, 2021, on January 12, 2021, following approval by the stockholders of both Pioneer and Parsley at special meetings held that morning, the Mergers were consummated.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 12, 2021, Pioneer held a virtual only special meeting of stockholders (the “Special Meeting”) to vote on a proposal to approve the issuance of shares of common stock, par value $0.01 per share, of Pioneer (the “Pioneer Common Stock”) pursuant to the terms of the Merger Agreement, and other shares of Pioneer Common Stock reserved for issuance in connection with the transactions contemplated by the Merger Agreement (such proposal, the “Pioneer Stock Issuance Proposal”).

As of December 7, 2020, the record date for the Special Meeting, there were 164,516,584 shares of Pioneer Common Stock issued and outstanding and entitled to vote.

The voting results approving the Pioneer Stock Issuance Proposal are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
130,588,928	102,381	45,682	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	January 13, 2021